FOR IMMEDIATE RELEASE

Contact:
Press Contact: Michael Beckerman Beckerman Public Relations 908-781-6420 michael@beckermanpr.com	Investor Contact: Gerard H. Sweeney Christopher P. Marr Brandywine Realty Trust 610-325-5600 info@brandywinerealty.com

BRANDYWINE REALTY TRUST ADJUSTS FIRST QUARTER 2004
FUNDS FROM OPERATIONS CALCULATION
NO IMPACT ON EARNINGS PER SHARE
RE-AFFIRMS SECOND QUARTER AND FULL YEAR 2004 GUIDANCE

PLYMOUTH MEETING, PA, APRIL 28, 2004–Brandywine Realty Trust (NYSE:BDN) announced today a recalculation of its funds from operations (FFO) and FFO per share amounts included in its press release dated April 22, 2004. This corrects a mathematical error that caused the Company’s presentation of FFO and FFO per share to be inconsistent with the standards established by the National Association of Real Estate Investment Trusts (NAREIT), and relates to the Company’s issuance of Series C and Series D perpetual preferred shares and the redemption of the Series B Preferred Units. The impact was on the first quarter of 2004 only. The Company is reporting FFO of $33,064,000 or $0.68 per share. In accordance with Emerging Issues Task Force (“EITF”) Topic D-42, the Company incurred a gain to FFO for the first quarter of $4.5 million associated with the redemption of Series B Preferred Units in February 2004. FFO excluding this gain was $28,564,000 or $0.59 per share.

The Company continues to affirm its previously issued 2004 Financial Outlook and continues to expect second quarter 2004 FFO per share to be $0.62 to $0.63 and Earnings per Share (EPS) to be $0.22 to $0.23 and continues to expect full year 2004 FFO per share to be $2.60-$2.65 and EPS to be $1.10 to $1.15.

FFO represents a non-generally accepted accounting principal (GAAP) financial measure. A table reconciling FFO to net income, the GAAP measure the Company believes to be most directly comparable is included in this release.

Forward-Looking Statements

Estimates of future earnings per share and FFO per share and certain other statements in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others: the Company’s ability to lease vacant space and to renew or relet space under expiring leases at expected levels, competition with other real estate companies for tenants, the potential loss or bankruptcy of major tenants, interest rate levels, the availability of debt and equity financing, competition for real estate acquisitions and risks of acquisitions, dispositions and developments, including the cost of construction delays and cost overruns, unanticipated operating and capital costs, the Company’s ability to obtain adequate insurance, including coverage for terrorist acts, dependence upon certain geographic markets, and general and local economic and real estate conditions, including the extent and duration of adverse changes that affect the industries in which the Company’s tenants compete. Additional information on factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report for the year ended December 31, 2003. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

401 Plymouth Road, Suite 500 • Plymouth Meeting, PA 19462	Phone: (610) 325-5600 • Fax: (610) 325-5622 • www.brandywinerealty.com

Non-GAAP Supplemental Financial Measures

Funds from Operations (FFO)
FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company. NAREIT defines FFO as net income (loss) before minority interest of unitholders (preferred and common) and excluding gains (losses) on sales of depreciable operating property and extraordinary items (computed in accordance with GAAP); plus real estate related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustment for unconsolidated joint ventures. The GAAP measure that the Company believes to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales and minority interest. In computing FFO, the Company eliminates substantially all of these items because, in the Company’s view, they are not indicative of the results from the Company’s property operations. To facilitate a clear understanding of the Company’s historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in the financial statements included elsewhere in this release. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions to shareholders.

Brandywine Realty Trust, with headquarters in Plymouth Meeting, PA and regional offices in Mount Laurel, NJ and Richmond, VA, is one of the Mid-Atlantic Region’s largest full-service real estate companies. Brandywine owns, manages or has an ownership interest in 280 office and industrial properties, aggregating 20.3 million square feet.

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Note: Certain statements in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, the Company’s ability to lease vacant space and to renew or relet space under expiring leases at expected levels, the potential loss of major tenants, interest rate levels, the availability and terms of debt and equity financing, competition with other real estate companies for tenants and acquisitions, risks of real estate acquisitions, dispositions and developments, including cost overruns and construction delays, unanticipated operating costs and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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BRANDYWINE REALTY TRUST
FUNDS FROM OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31,

	2004	2003

Reconciliation of Net Income to Funds from Operations (FFO):
Net income	$12,450	$13,917

Add (deduct):
Minority interest attributable to continuing operations	1,254	2,315
Net gain on sale of interests in real estate	—	(1,152)
Minority interest attributable to discontinued operations	15	55
Net gain on disposition of discontinued operations	(204)	(561)

Income before net gains on sales of interests in real estate and minority interest	13,515	14,574

Add:
Depreciation:
Real property	13,337	13,388
Real estate ventures	749	493
Amortization of leasing costs	2,301	1,640
Perpetual Preferred Share distributions	(1,338)	—
Redemption of Preferred Shares	4,500	—

Funds from operations (FFO)	$33,064	$30,095

FFO, excluding Preferred Share redemption gain (1)	$28,564	$30,095

Number of weighted-average Common Shares	48,763,372	46,626,668

FFO per weighted-average Common Share – fully diluted	$0.68	$0.65

FFO per weighted-average Common Share – fully diluted, excluding redemption charge (1)	$0.59	$0.65

(1)	Represents FFO excluding a gain of $4,500,000 related to Series B Preferred Unit redemption in February 2004.